8. TRADE AND OTHER ACCOUNTS RECEIVABLES, NET (Details) - CLP ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Trade And Other Accounts Receivables Net Details Abstract
Debtors due to credit operations, net	$ 171,878,710	$ 163,651,643
Other receivables, net	18,796,680	23,770,793
Total current debtors	190,675,390	187,422,436
Non-current receivables	693,696	742,414
Total non-current debtors	693,696	742,414
Total debtors	$ 191,369,086	$ 188,164,850